+ + Second Quarter 2020 Update Exhibit 99.1

Disclaimer & Risk Factors Certain of the matters discussed in this investor presentation constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the expected effects and benefits of the merger with Strategic Storage Growth Trust, Inc. ("SSGT"), the self administration transaction and the Series A Preferred equity investment, including anticipated future financial and operating results and synergies, as well as all other statements in this investor presentation, other than historical facts. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements, including, without limitation, the following: (i) risks related to disruption of management’s attention from SmartStop’s ongoing business operations due to the SSGT merger, the self administration transaction, or other business matters; (ii) significant transaction costs, including financing costs, and unknown liabilities; (iii) failure to realize the expected benefits and synergies of the SSGT merger or the self administration transaction in the expected timeframes or at all; (iv) costs or difficulties related to the integration of acquired self storage facilities and operations, including facilities acquired through the SSGT merger and operations acquired through the self administration transaction; (v) changes in the political and economic climate, economic conditions and fiscal imbalances in the United States, and other major developments, including wars, natural disasters, epidemics and pandemics, including the outbreak of novel coronavirus (COVID-19), military actions, and terrorist attacks; (vi) changes in tax and other laws and regulations; or (vii) difficulties in SmartStop’s ability to attract and retain qualified personnel and management. Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent SmartStop’s views as of the date on which such statements were made. SmartStop anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing SmartStop’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of SmartStop are described in the risk factors included in SmartStop’s filings with the SEC, including SmartStop’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and subsequent Quarterly Reports on Form 10-Q, which factors are incorporated herein by reference, all of which are filed with the SEC and available at www.sec.gov. SmartStop expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences. This is neither an offer nor a solicitation to purchase securities. See our Form 10-K and recent Form 10-Q for specific risks associated with an investment in SmartStop Self Storage REIT, Inc.. As of June 30, 2020, our accumulated deficit was approximately $130.6 million and it is possible that our operations may not be profitable in 2020. We have paid distributions from sources other than our cash flows from operations, including from the net proceeds of our public offering and our distribution reinvestment plan (DRP offering).  We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions.  For the years ended December 31, 2014, 2015 and 2016, we funded 100% of our distributions using proceeds from our offering. For the years ended December 31, 2017, and 2018, we funded 61% and 54% of our distributions using cash flow from operations and 39% and 46% using proceeds from our DRP offering, respectively. For the years ended December 31, 2019, we funded 27% of our distributions using cash flow from operations, 30% from cash provided by financing activities, and 43% using proceeds from our DRP offering. For the six months ended June 30, 2020, we funded 59% of our distributions using cash flow from operations, 8% from cash on hand, and 33% using proceeds from our DRP offering. If we continue to pay distributions from sources other than cash flows from operations, we will have fewer funds available for acquiring properties, which may reduce our stockholders’ overall returns.  Additionally, to the extent distributions exceed cash flows from operations, a stockholder’s basis in our stock may be reduced and, to the extent distributions exceed a stockholder’s basis, the stockholder may recognize a capital gain. No public market currently exists for shares of our common stock and there may never be one. Therefore, it will be difficult for our stockholders to sell their shares. Our charter does not require us to pursue a liquidity transaction at anytime. If you sell your shares, it will likely be at a substantial discount. We may only calculate the value per share for our shares annually and, therefore, you may not be able to determine the net asset value of your shares on an ongoing basis. We cannot assure our stockholders that we will be successful in the marketplace. Revenues and earnings from Strategic Storage Trust IV, Inc. and Strategic Storage Growth Trust II, Inc. (the “Managed REITs”) are uncertain. Because the revenue streams from the advisory agreements with the managed REITs are subject to limitation or cancellation, any such termination could adversely affect our financial condition, cash flow and the amount available for distributions to you. We will face conflicts of interest relating to the purchase of properties, including conflicts with Strategic Storage Trust IV, Inc. and Strategic Storage Growth Trust II, Inc., and such conflicts may not be resolved in our favor, which could adversely affect our investment opportunities. Our trademarks are important to the value of our business, and the ability to protect, and costs associated with protecting, our intellectual property could adversely affect our business and results of operations. We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment. Our Series A Preferred Shares rank senior to our common stock, and therefore, any cash we have to pay distributions will be used to pay distributions to the holders of Series A Preferred Shares first, which could have a negative impact on our ability to pay distributions to our common stockholders. We may fail to qualify as a REIT, which could adversely affect our operations and our ability to make distributions. Our board of directors may change any of our investment objectives without your consent.

Additional Information Regarding NOI, FFO & FFO, as adjusted Funds from Operations (“FFO”) and FFO, as adjusted Funds from operations (“FFO”) is an industry wide metric promulgated by the National Association of Real Estate Investment Trusts, or NAREIT, which SmartStop believes to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. SmartStop defines FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, or the White Paper. The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of property and real estate related asset impairment write downs, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Additionally, gains and losses from change in control are excluded from the determination of FFO. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. SmartStop’s FFO calculation complies with NAREIT’s policy described above. SmartStop uses FFO, as adjusted, as an additional non-GAAP financial measure to evaluate our operating performance. SmartStop previously used Modified Funds from Operations (“MFFO”) (as defined by the Institute for Portfolio Alternatives) as a non-GAAP measure of operating performance. SmartStop replaced the MFFO measure with FFO, as adjusted, because FFO, as adjusted, provides investors with supplemental performance information that is consistent with the performance models and analysis used by management. In addition, FFO, as adjusted, is a measure used among SmartStop’s peer group, which includes publicly traded REITs. Further, SmartStop believes FFO, as adjusted, is useful in comparing the sustainability of its operating performance with the sustainability of the operating performance of other real estate companies. In determining FFO, as adjusted, SmartStop makes further adjustments to the NAREIT computation of FFO to exclude the effects of non-real estate related intangible amortization, acquisition related costs, contingent earnout expenses, accretion of fair value of debt adjustments, gains or losses from extinguishment of debt, accretion of deferred tax liabilities, realized and unrealized gains/losses on foreign exchange transactions, and gains/losses on foreign exchange and interest rate derivatives not designated for hedge accounting, which it believes are not indicative of the SmartStop’s overall long-term operating performance. SmartStop excludes these items from GAAP net income to arrive at FFO, as adjusted, as they are not the primary drivers in its decision-making process and excluding these items provides investors a view of our continuing operating portfolio performance over time and makes our results more comparable period to period and to other REITs, which in any respective period may experience fluctuations in such acquisition, merger or other similar activities that are not of a long-term operating performance nature. FFO, as adjusted, also reflects adjustments for unconsolidated partnerships and jointly owned investments. SmartStop uses FFO, as adjusted, as one measure of its operating performance when it formulates corporate goals and evaluates the effectiveness of its strategies. Presentation of FFO and FFO, as adjusted, is intended to provide useful information to investors as they compare the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and FFO, as adjusted, the same way, so comparisons with other REITs may not be meaningful. Furthermore, FFO and FFO, as adjusted, are not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net income (loss) or income (loss) from continuing operations as an indication of our performance, as an alternative to cash flows from operations, which is an indication of our liquidity, or indicative of funds available to fund our cash needs including our ability to make distributions to our stockholders. FFO and FFO, as adjusted, should not be considered as an alternative to net income (determined in accordance with GAAP) and should be reviewed in conjunction with other measurements as an indication of our performance. Neither the SEC, NAREIT, nor any other regulatory body has passed judgment on the acceptability of the adjustments that we use to calculate FFO or FFO, as adjusted. In the future, the SEC, NAREIT or another regulatory body may decide to standardize the allowable adjustments across the publicly registered, non-traded REIT industry and we would have to adjust our calculation and characterization of FFO or FFO, as adjusted. real estate related

Additional Information Regarding NOI, FFO & FFO, as adjusted Net Operating Income or (“NOI”) NOI is a non-GAAP measure that SmartStop defines as net income (loss), computed in accordance with GAAP, generated from properties before corporate general and administrative expenses, asset management fees, interest expense, depreciation, amortization, acquisition expenses and other non-property related expenses. SmartStop believes that NOI is useful for investors as it provides a measure of the operating performance of its operating assets because NOI excludes certain items that are not associated with the ongoing operation of the properties. Additionally, SmartStop believes that NOI (also referred to as property operating income) is a widely accepted measure of comparative operating performance in the real estate community. However, SmartStop’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount.

SmartStop Self Storage REIT, Inc.

SmartStop Self Storage REIT, Inc.

SmartStop Self Storage REIT, Inc. ...The Smarter Way to Store!®

SmartStop Self Storage REIT, Inc. ("SmartStop") is a self-managed and fully-integrated self storage company with a portfolio of over $1.6 billion of self storage assets.

- SmartStop is the 10th largest self storage company in the U.S. with an owned and managed portfolio of 10.9 million rentable square feet across 144 facilities throughout the U.S. & Toronto, Canada
- Management team is experienced in the development, redevelopment, lease up, and acquisition of self storage properties in the U.S. and Toronto, having transacted over $4.0 billion in self storage properties in the past 15 years

SmartStop® Self Storage REIT, Inc. ...The Smarter Way to Store!®


SmartStop

112 Owned Properties

Managed REIT Platform

- Growing portfolio of properties in the greater Toronto area, comprising over 1.1 million net rentable square feet
- More than 380 employees, including 36 in Toronto, Canada
- Managed REIT Platform of public and non-traded private REITs focusing on self storage properties through SmartStop REIT Advisors, LLC, which is an indirect subsidiary of SmartStop, serving as Sponsor, Advisor, and Property Manager

Investor Presentation 6

SmartStop's Executive Team

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®

Board of Directors

H. Michael Schwartz
Founder & Executive Chairman

Harold "Skip" Perry
Independent Director

David J. Mueller
Independent Director

Timothy S. Morris
Independent Director

Paula M. Mathews
Director

Executive Team



H. Michael Schwartz
Founder & Executive Chairman
16 Years Experience



Michael McClure
Chief Executive Officer
12 Years Experience



Wayne Johnson
President & CIO
34 Years Experience



Joe Robinson
Chief Operations Officer
11 Years Experience



James Barry
CFO & Treasurer
8 Years Experience



Mike Terjung
Chief Accounting Officer
11 Years Experience



Gerald Valle
SVP - Storage Operations
31 Years Experience



Nicholas Look
General Counsel
3 Years Experience

*Years Experience presented represent years in the self storage industry

Investor Presentation 7

Institutional Management Day-to-day operations Technology Innovation Web Development Marketing Pricing Analytics Revenue Management Dedicated In-house Call Center Developments & C/Os

Novel Coronavirus (COVID-19) Update

Protecting Our Customers & Employees Social Distancing: Allowing only one customer in our office at a time and enforcing stay-at-home when sick procedures for employees Cleanliness: Thorough cleaning at each of our facilities and installation of plastic dividers. Employees are required to wear masks, and ill customers are asked to call us or visit us online Security: Security systems remain online, and staff are performing routine inspections Communication: Call center remains open on a remote basis, and customers continue to have access to accounts and bill pay online Prioritizing the health and safety of customers and employees, while ensuring locations continue to stay open

COVID-19’s Impact on 2nd Quarter 2020 Royal Palm Beach, Florida SmartStop paused rate increase for existing customers during the second quarter 2020; SmartStop declined to charge or waived various late fees during second quarter 2020, which amounted to a reduction of approximately 35% on a same-store basis as compared to second quarter 2019; Same-store move-ins declined approximately 5% during the second quarter 2020 vs. 2019, after declining 22% on a same-store basis for the month of April 2020 vs. April 2019; Same-store move-outs declined approximately 12% for the second quarter 2020 as compared to 2019; Same-store asking rates for new customers declined during the second quarter 2020 as compared to 2019; Current month rent collections were effectively unchanged on a year-over-year basis at approximately 96% during the second quarter 2020; Same-store occupancy rates (SmartStop same-store pool) Average second quarter 2020: 89.7%, up approximately 20 basis points from prior year As of June 30, 2020: 90.7%, up approximately 150 basis points from prior year

Business Continuity and Positioning Continue to rent units in a contactless manner through the call center and via the online leasing capabilities of the SmartStop website As of March 13 (~6 months), the majority of our corporate employees were working remotely with no interruption of key business functions Significant liquidity across our storage programs, both in cash and availability in the case of SmartStop through the Extra Space preferred equity capacity Continuing to pay stockholder distributions and are confident that self storage is well suited to weather variety of economic environments Updated distributions to a monthly practice, providing board of directors the flexibility to evaluate any potential financial impact of COVID-19 on our business and to respond timely, if needed In August 2020, partially reinstated Share Redemption Program for death, disability, and those admitted to a long term care facility Well positioned with the SmartStop Self Storage platform to grow in the future Royal Palm Beach, Florida

Company Overview and Second Quarter Financial Highlights

Unique Opportunity For Growth In Self Storage SmartStop offers a unique opportunity for future growth: Highly talented team of over 380 dedicated self storage professionals and executive team with an average of 15 years of self storage experience Tenth largest self storage company in the US with owned and managed portfolio of 144 properties in 19 states and Toronto, Canada Fully integrated self storage platform to provide additional economies of scale Access to both institutional capital and retail investors Managed REIT Platform, currently consisting of 32 properties in 10 states and Toronto, Canada will provide accretive revenue streams Continued expansion in the Greater Toronto area Alignment of interests with shareholders, as Management team owns approximately 13% of SmartStop

SmartStop Financial Update – Second Quarter 2020 Second Quarter 2020 vs. 2019 Revenue Growth (as reported) Net Operating Income* Growth Property Operating Expenses as a Percentage of Revenue Number of Facilities Average Physical Occupancy Annualized Revenue per Occupied SF (excludes parking) Same-Store Performance (0.3%) 7.2% 2020 2019 33.4% 38.1% 102 102 89.7% 89.5% $15.30 $15.41 FFO, as adjusted* FFO, as adjusted Increase FFO, as adjusted & Cash Flow from Operations Three Months Ended June 30, 2020 vs. 2019 2020 2019 $1,188,703 $513,484 $675,219 131.5% *See slides 2-4 for more information regarding Net Operating Income and FFO, as adjusted.

SmartStop Financial Update – YTD 2020 Same-Store Performance FFO, as adjusted & Cash Flow from Operations *See slides 2-4 for more information regarding Net Operating Income and FFO, as adjusted. Six Months Ended June 30, 2020 vs. 2019 Revenue Growth (as reported) Net Operating Income* Growth Property Operating Expenses as a Percentage of Revenue Number of Facilities Average Physical Occupancy Annualized Revenue per Occupied SF (excludes parking) 1.7% 8.5% 2020 2019 33.2% 37.5% 83 83 89.1% 88.5% $15.86 $15.74 FFO, as adjusted* FFO, as adjusted Increase Six Months Ended June 30, 2020 vs. 2019 2020 2019 $2,812,838 $1,895,769 $917,069 48.4% Cash Flow from Operations Cash Flow Increase 2020 2019 $14,177,573 3,935,929 $10,241,644

Balance Sheet

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®

Loan to Value[1]

- June 30, 2020 = 45%

(1) Debt, net of cash / Value based on most recent NAV

Share Redemption Program[2]

- August 20, 2020, SmartStop partially reinstated it's Share Redemption Program, for purposes of death, qualifying disability, or confinement to long-term care facility

Distributions[3]

- SmartStop pays a distribution rate of approximately $0.001639 per day per share (equivalent to $0.60 per share annually) to both Class A and Class T stockholders of record. The T share distribution is reduced by an ongoing stockholder servicing fee equal to an annual rate of 1% of the T share purchase price.

(2) See SmartStop's Form 8-K's filed with the SEC on August 24, 2020
(3) We have paid and may continue to pay, distributions from sources other than cash flow from operations, therefore, we will have fewer funds available for acquisitions of properties and our stockholders overall return may be reduced. Future distributions are at the sole discretion of our board of directors and are not guaranteed.


SmartStop Self Storage
OFFICE
Naples, Florida

Investor Presentation 17

Preferred Equity Investment On October 29, 2019, SmartStop entered into a purchase agreement with Extra Space Storage (“EXR”, NYSE: EXR), a publicly-traded self storage REIT with a market capitalization of approximately $14 billion, for Series A Convertible Preferred Stock (“Preferred Stock”) EXR’s initial investment was $150 million SmartStop has the ability to draw an additional $50 million through October 29, 2020 Preferred Stock carries a preferred coupon of 6.25% Approximately $95 million of initial proceeds were used to pay off two higher-interest loans, being accretive to FFO and cash flows while also reducing leverage Expect to use remaining proceeds in a variety of accretive investing activities, including but not limited to, income enhancing capital projects, installation of solar panels, existing expansions or developments, or institutional quality acquisitions See our Form 8-K filed with the SEC on October 30, 2019 for additional details and documents related to the preferred stock investment by EXR

SSGT Merger Overview

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®

Transaction Summary

- SmartStop completed its acquisition of Strategic Storage Growth Trust, Inc. ("SSGT") by merger on January 24, 2019 in a 100% cash transaction
- Included Gilbert, AZ Certificate of Occupancy property, acquired in July 2019 and Toronto property under development, which opened in Q2 2020.
- SmartStop and SSGT were complementary portfolios, with the combined wholly-owned portfolio encompassing 112 properties over 17 states and Canada

SSGT Portfolio Physical Occupancy and Total Revenue Since Acquisition



SSGT Portfolio - Physical Occupancy and Total Revenue Since Acquisition
Physical Occupancy
90%
85%
80%
75%
Toal Revenue
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
January 24, 2019
March 31, 2019
June 30, 2019
September 30, 2019 (3)
December 31, 2019 (3)
March 31, 2020 (3)
June 30, 2020 (3)
$3,895,462
$5,479,280
$5,803,030
$5,953,614
$6,147,349
$6,137,693
77%
80%
82%
81%
83%
84%
87%
Total Revenue (2)
Physical Occupancy (1)

(1) Physical Occupancy for 27 operating properties as of 6/30/19, 28 properties as of 9/30/19 and 12/31/19, and 29 properties as of 3/31/20 and 6/30/20. Excludes San Antonio II property, which was sold in October 2019, from all periods.
(2) Total revenue each calendar quarter for 27 operating properties as of 6/30/19, 28 properties as of 9/30/19 and 12/31/19, and 29 properties as of 3/31/20 and 6/30/20. Excludes San Antonio II property from all periods.
(3) Physical occupancy affected by the inclusion of Gilbert and Toronto properties in July and March, respectively. Equivalent 9/30/19, 12/31/19, 3/31/20, and 6/30/20 occupancy for the 27 properties would have been 84%, 85%, 86%, and 90%, respectively.

Investor Presentation 19

NAV Process Net Asset Value (“NAV”) of $10.40/share as of December 31, 2019 Independent, 3rd Party Valuation by Robert A. Stanger & Co, Inc. Asset-by-Asset valuation of Real Estate (no portfolio premium) In accordance with IPA NAV Guideline See our Form 8-K filed with the SEC on April 22, 2020 for a description of the methodologies and assumptions used to determine, and limitations of, the estimated value per share Jan 2014 $10.001 Apr 2016 $10.092 Apr 2017 $10.222 Apr 2018 $10.652 Offering and customer account statement price.  As applicable, all values shown reference class A shares. Offering and customer account statement price.  The revised prices were in connection with the approvals by the board of directors of an estimated value per share based on the estimated value of its assets less the estimated value of its liabilities, or net asset value, divided by the number of shares outstanding on an adjusted fully diluted basis, calculated as of the prior year end, except as to the June 2019 value, which was calculated as of March 31, 2019.  See SmartStop’s Form 8-K’s filed with the SEC on April 11, 2016, April 18, 2017, April 20, 2018, June 27, 2019, and April 22, 2020, respectively, for a description of the methodologies and assumptions used to determine, and the limitations of, the estimated value per share.  Jun 2019 $10.662 Apr 2020 $10.402

Portfolio Update

Current Portfolio Portfolio as of 6/30/2020 *SST IV includes 1 operating property owned through SmartCentres JV *SST IV includes 3 under development properties owned through SmartCentres JV *SSGT II includes 1 operating property owned through SmartCentres JV * *

*NOI represents approximate Q2 2020. SmartStop NOI by State Q2 2020 $16,935,000* Our portfolio is geographically diversified, with targeted investments in high growth markets such as California, Florida, and the Greater Toronto Area Owned NOI Owned & Managed NOI Q2 2020 $20,400,000*

Toronto Portfolio

$275M CAD INVESTMENT IN TORONTO*



Peterborough
Oshawa
Toronto
Mississuaga
Guelph
Kitchener
Hamilton
Brantford
St. Catharines
SmartStop Self Storage

Current Properties

1. North York
2. Milton
3. Burlington
4. Oakville II
5. Oakville
6. Burlington II
7. Mississauga
8. Pickering
9. Torbarrie
10. Brampton
11. Scarborough
12. Stoney Creek
13. Dupont - JV
14. Laird - JV

In Development

15. Oshawa - JV
16. Vaughan - JV
17. Brampton - JV
18. Kingspoint - JV
19. Scarborough East - JV
20. Markham - JV
21. Whitby - JV
22. Aurora - JV
23. Eglinton
24. Kipling

Additional Sites Planned

*$275M figure represents Canadian dollar-denominated value of SmartStop's owned or managed portfolio, as designated under the "Current Properties" section. Value is determined based on the appraised value of the assets from the declared Net Asset Value (NAV) calculation, as of 12/31/2019 and the pro rata share of investment in the Dupont property invested by Strategic Storage Growth Trust II, Inc.

**In Development locations represent current locations for SmartCentres Joint Venture projects, or projects being negotiated. SmartStop does not own any of the joint venture interests, which are owned by one of the two Managed REITs. SmartStop will serve as the property manager for any completed joint venture properties.

Investor Presentation 24

Canadian Development Case Study Stoney Creek, ONT *Occupancy number as of 06/30/2020 Partially opened in June 2018, fully opened in July 2018 **Gross Rental Revenue ($) figures presented are in local currency (Canadian $s) 905 Units 76,300 NRSF Approx. 90% Occupancy* Development Opened: June 2018

Certificate of Occupancy Case Study Gilbert, AZ 975 Units 96,700 NRSF Approx. 73.0% Occupancy* Acquired: July 11, 2019 *Occupancy number as of 07/31/2020

Continued Investment In Our Assets Retail Rebranding Rebranding and remodeling store fronts for more modern retail presence Over 50% of portfolio complete Solar Initiative In process on a number of solar array projects across the portfolio Accretive cost savings First U.S. project completed LED Initiatives Converting light fixtures to low cost LED Completed nearly all budgeted projects for the year in 2020

Solar Initiative

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®

701 Wando Park Blvd, Mt. Pleasant, SC


BEFORE


AFTER

Installed Solar Array At Mt. Pleasant Property:

- 61.4 kW PV system size
- Estimated to generate 81,500 kWh annually

Energy Savings Equivalent To:

- Greenhouse gas emissions from ~12.4 passenger vehicles driven for one year
- Carbon dioxide (CO2) emissions from ~9.8 homes' annualized electricity usage
- CO2 sequestered from ~75.3 acres of U.S. forests in one year

Installation is first energy-generating project within a broad initiative to reduce SmartStop's carbon footprint and become more energy independent.

See SmartStop's press release and 8-K filed August 7, 2020.

Investor Presentation 28

Publicly Traded Self Storage Companies NYSE: EXR NYSE: PSA NYSE: CUBE NYSE: LSI NYSE: UHAL NYSE: JCAP NYSE: NSA Public Non-Traded Self Storage REITs Merger Pending

Questions?